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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM 8-K/A

                            ------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 10, 2001

                               BE AEROSPACE, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           DELAWARE                         0-18348                       06-1209796
        (STATE OR OTHER                   (COMMISSION                  (I.R.S. EMPLOYER
JURISDICTION OF INCORPORATION)           FILE NUMBER)                 IDENTIFICATION NO.)

            1400 CORPORATE CENTER WAY, WELLINGTON, FLORIDA                 33414
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (561) 791-5000

                        EXHIBIT INDEX APPEARS ON PAGE 2.

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                                EXPLANATORY NOTE

     This amendment on Form 8-K/A is being filed solely for the purpose of amending page F-1 of the Form 8-K filed on August 21, 2001 ("the August 21 8-K"). Amended page F-1 is attached hereto. This amendment does not contain a copy of pages F-2 to F-18, pages PF-1 to PF-6, or copies of Exhibits 2.1 or 23.1 referenced in Items 7(a), (b) and (c), respectively, of this Form 8-K/A. These pages and Exhibits were included in the August 21 8-K and remain unchanged from those filed along with the August 21 8-K. The references to the attached pages F-2 to F-18 in Item 7(a), pages PF-1 to PF-6 in Item 7(b), and the Exhibits in
Item 7(c) shall be deemed to refer to those pages or Exhibits as filed in the August 21 8-K and attached thereto and will remain unchanged as a result of this amendment.
















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ITEM 5.  OTHER EVENTS.

     In August 2001, BE Aerospace, Inc., a Delaware corporation ("B/E"), entered into an agreement to acquire M&M Aerospace Hardware, Inc. pursuant to an Acquisition Agreement dated August 10, 2001 among B/E and the shareholders of M&M Aerospace Hardware, Inc. ("M&M") for an initial purchase price of $177 million. A copy of the Acquisition Agreement is attached to this report as
Exhibit 2.1. The $177 million purchase price will consist of $152 million in cash and $25 million in B/E common stock. The selling shareholders have the opportunity to earn an additional amount of up to $23 million in B/E common stock based on M&M's performance. The acquisition remains subject to closing conditions and regulatory approvals and there can be no assurance that this transaction will occur. Closing is expected in approximately one month, at which time about $80 million of the purchase price will be used to repay all of M&M's existing borrowings. M&M Aerospace Hardware, Inc. has a strong competitive position, currently ranking as one of the top five distributors of aerospace fasteners worldwide, and the world's leading independent aftermarket distributor of such products. The company generates nearly 70 percent of its sales from the aftermarket and has more than 3,700 customers worldwide. Offering a broad product line of over 93,000 separate items, M&M is a distributor for virtually every leading manufacturer of aerospace fasteners. The company was established in 1974 and is based in Miami, Florida, near B/E's corporate headquarters and several of B/E's principal manufacturing facilities.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Business to be Acquired.

     The following historical consolidated financial statements and notes thereto are of M&M Aerospace Hardware, Inc. and are attached hereto at pages F-1-F-18.

     - Report of Independent Certified Public Accountants.

     - Consolidated Balance Sheets as of December 31, 2000 and December 31,
       1999.

     - Consolidated Statements of Income for the years ended December 31, 2000, 1999 and 1998.

     - Consolidated Statements of Stockholders' Equity for the years ended December 31, 2000, 1999 and 1998.

     - Consolidated Statements of Cash Flows for the years ended December 31, 2000, 1999 and 1998.

     - Notes to Consolidated Financial Statements.

     - Consolidated Balance Sheets as of March 31, 2001 and March 31, 2000 (unaudited).

     - Consolidated Statements of Income for the three months ended March 31, 2001 and 2000 (unaudited).

     - Consolidated Statements of Cash Flows for the three months ended March 31, 2001 and 2000 (unaudited).

     - Notes to Consolidated Financial Statements.

     - Consolidated Balance Sheets as of June 30, 2001 and June 30, 2000 (unaudited).

     - Consolidated Statements of Income for the six months ended June 30, 2001 and 2000 (unaudited).

     - Consolidated Statements of Cash Flows for the six months ended June 30, 2001 and 2000 (unaudited).

     - Notes to Consolidated Financial Statements.

     (b) Pro Forma Financial Information

     The following unaudited pro forma consolidated and combined financial statements and notes thereto are attached hereto at pages PF-1 to PF-6.

     - Pro Forma Combined Condensed Statement of Earnings for the year ended February 24, 2001 and Notes.

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     - Pro Forma Combined Condensed Statement of Earnings for the three months ended May 26, 2001 and Notes.

     - Pro Forma Combined Condensed Balance Sheet as of May 26, 2001 and Notes.

     (c) Exhibits.

EXHIBIT
  NO.                              DESCRIPTION
-------                            -----------
*   2.1    Acquisition Agreement dated as of August 10, 2001 among BE
           Aerospace, Inc., a Delaware Company and the shareholders of
           M&M Aerospace Hardware, Inc.
*  23.1    Consent of PricewaterhouseCoopers, LLP dated August 21,
           2001.

* Previously filed (with the registrant's Current Report on Form 8-K filed August 21, 2001) as noted in the Explanatory Note.


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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BE AEROSPACE, INC.

                                          By: /s/ THOMAS P. MCCAFFREY
                                            ------------------------------------
                                          Name: Thomas P. McCaffrey
                                          Title:  Corporate Senior Vice
                                                  President of
                                              Administration and Chief Financial
                                                  Officer

Date: August 22, 2001

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               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Stockholders and the Board of Directors of M&M Aerospace Hardware, Inc.:

     In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, stockholders' equity, and cash flows present fairly, in all material respects, the financial position of M&M Aerospace Hardware, Inc. and its subsidiaries as of December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Miami, Florida

April 12, 2001, except for
Note 9, as to which the
date is August 10, 2001

                                       F-1